Exhibit 10.1

DEED OF AMENDMENT
relating to an Intercreditor Agreement dated 21 July 2006
as amended and restated by a Deed of Amendment dated 16 May 2007, by a Deed of Amendment dated 22 August 2007,
by a Deed of Amendment dated 10 March 2008,
by a Deed of Amendment dated 17 September 2009,
by a Deed of Amendment dated 29 September 2009
and by a Deed of Amendment dated 21 October 2010.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.
CME MEDIA ENTERPRISES B.V.
as Obligors

and

BNY CORPORATE TRUSTEE SERVICES LIMITED
THE BANK OF NEW YORK MELLON
(formerly THE BANK OF NEW YORK)
as 2007 Trustee

and

THE BANK OF NEW YORK MELLON
(formerly THE BANK OF NEW YORK)
as 2008 Trustee

and

THE BANK OF NEW YORK MELLON,
acting through its London Branch
as 2009 Note Trustee
and
THE LAW DEBENTURE TRUST CORPORATION p.l.c.
as 2009 Security Trustee

and

CITIBANK, N.A., LONDON BRANCH
as 2010 Notes Trustee
BNP PARIBAS TRUST CORPORATION UK LIMITED
as 2010 Security Trustee
and
BNP PARIBAS S.A.
as 2010 Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as 2011 Trustee

CONTENTS

Clause		Page

1.	DEFINITIONS AND INTERPRETATION	1
2.	RESTATEMENT OF THE ORIGINAL AGREEMENT	2
3.	FURTHER ASSURANCE	3
4.	MISCELLANEOUS	3
5.	GOVERNING LAW	3
SCHEDULE 1 RESTATED AGREEMENT		1

THIS DEED is dated 18 February 2011 and made between:

(A)	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a company established under the laws of Bermuda (the “Company”);

(B)	CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. a company established under the laws of Netherlands Antilles (“CME N.V.”);

(C)	CME MEDIA ENTERPRISES B.V. a company established under the laws of the Netherlands (“CME B.V.”);

(D)
BNY CORPORATE TRUSTEE SERVICES LIMITED acting in its capacity as Trustee and THE BANK OF NEW YORK MELLON (formerly THE BANK OF NEW YORK) acting is its capacity as Security Trustee under the 2007 Indenture (together, the “2007 Trustee”);

(E)	THE BANK OF NEW YORK MELLON (formerly THE BANK OF NEW YORK) (acting in its capacity as Trustee and Security Trustee under the 2008 Indenture) (the “2008 Trustee”);

(F)
THE BANK OF NEW YORK MELLON, acting through its London branch (acting in its capacity as Note Trustee under the 2009 Indenture) and THE LAW DEBENTURE TRUST CORPORATION p.l.c. (acting in its capacity as Security Trustee under the 2009 Indenture) (together, where the context permits the “2009 Trustee”);

(G)	CITIBANK, N.A., LONDON BRANCH, (acting in its capacity as Trustee under the 2010 Indenture) (the “2010 Notes Trustee”);

(H)	BNP PARIBAS TRUST CORPORATION UK LIMITED (acting in its capacity as Security Trustee in respect of both the 2010 Indenture and the 2010 RCF) (the “2010 Security Trustee”);

(I)	BNP PARIBAS S.A., acting in its capacity as the Agent under the 2010 RCF) (the “2010 Agent”); and

(J)
DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (acting in its capacity as Trustee and Security Agent under the 2011 Indenture)  (together, where the context permits the “2011 Trustee”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

“2007 Indenture” means an Indenture dated 16 May 2007 among the Company, CME N.V., CME B.V., the 2007 Trustee, The Bank of New York Mellon (formerly The Bank of New York) as Transfer Agent and Principal Paying Agent, and The Bank of New York Mellon (Luxembourg) S.A. as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent.

“2008 Indenture” means an Indenture dated 10 March 2008, between, amongst others, the Company, CME N.V., CME B.V., the 2008 Trustee, The Bank of New York Mellon (formerly The Bank of New York) as Transfer Agent, Principal Paying Agent, and Conversion Agent.

“2009 Indenture” means an Indenture dated 17 September 2009, between, amongst others, the Company, CME N.V., CME B.V., the 2009 Note Trustee, the 2009 Security Trustee, The Bank of New York Mellon, acting through its London Branch as Transfer Agent and Principal Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Registrar, Transfer Agent and Paying Agent.

“2010 Indenture” means an Indenture dated 21 October 2010, between, amongst others, CET 21, the 2010 Notes Trustee, Citibank, N.A., London Branch as Transfer Agent and Paying Agent and Citigroup Global Markets Deutschland AG as Registrar.

“2010 RCF” means a senior secured revolving credit facility dated on 21 October 2010, between, amongst others, CET 21 spol. s r.o. (“CET 21”), the 2010 Security Trustee, the 2010 Agent, and the Original Lenders and the Arrangers (as such terms are defined therein).

“2011 Indenture” means an Indenture dated 18 February 2011, between, amongst others, the Company, CME N.V., CME B.V. and Deutsche Bank Trust Company Americas as Trustee, Security Agent, Paying Agent, Conversion Agent, Transfer Agent and Registrar.

“Obligors” means the Company, CME N.V. and CME B.V.

“Original Agreement” means the Intercreditor Agreement dated 21 July 2006, between the Obligors, The Bank of New York Mellon (formerly JPMorgan Chase Bank, N.A., London Branch) as Trustee and Security Trustee, and the European Bank for Reconstruction and Development, as amended and restated by a Deed of Amendment dated 16 May 2007, by a Deed of Amendment dated 22 August 2007, by a Deed of Amendment dated 10 March 2008, by a Deed of Amendment dated 17 September 2009,  by a Deed of Amendment dated 29 September 2009 and as further amended and restated by a Deed of Amendment dated 21 October 2010.

“Restated Agreement” means the Original Agreement, as amended and restated by this Deed, and the terms of which are set out in Schedule 1 (Restated Agreement).

1.2	Incorporation of defined terms

(a)	Unlessa contrary indication appears, a term defined in the form of Restated Agreement attached as Schedule 1 to this Deed has the same meaning in this Deed.

(b)	Theprinciples of construction set out in the form of Restated Agreement attached as Schedule 1 to this Deed shall have effect as if set out in this Deed.

1.3	Clauses

In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Deed.

2.	RESTATEMENT OF THE ORIGINAL AGREEMENT

With effect from the date of this Deed, the Original Agreement shall be amended and restated in the form set out in Schedule 1 (Restated Agreement).

3.	FURTHER ASSURANCE

The Company shall ensure that each Obligor shall, at the request of the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee (acting on the instructions of the 2009 Note Trustee), the 2010 Security Trustee (acting on the instructions of the 2010 Notes Trustee and/or the 2010 Agent, as the case may be) or the 2011 Trustee, and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.	MISCELLANEOUS

4.1	Incorporation of terms

The provisions of Article 4.02 (Entire Agreement; Amendment and Waiver), Article 4.03 (Notices), Article 4.04 (Governing Law and Arbitration) sub-paragraph (b), and Article 4.05 (Successors and Assigns; Third Party Rights) of the Restated Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.

4.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed and construed in accordance with English law.

This Deed has been entered into on the date stated at the beginning of this Deed.

SCHEDULE 1

Restated Agreement

[Intentionally left blank]

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorised representatives, have caused this Deed to be executed and delivered as a Deed on the date first above written.

THE OBLIGORS

EXECUTED and DELIVERED as a DEED
for and on behalf of
CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By:	/s/ David Sach

Name:	David Sach
Title:	Chief Financial Officer

Address:	Mintflower Place, 4th Floor, 8 Par-La-Ville Road, Hamilton, Bermuda

Facsimile:	+1 441 295 0992

Attention:	Assistant Secretary

With a copy to:

Address:	CME Development Corporation
52 Charles Street
London W1J 5EU

Facsimile:	+44 207 127 5801

Attention:	Legal Department

EXECUTED and DELIVERED as a DEED
for and on behalf of
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

By:	/s/ Oliver Meister

Name:	Oliver Meister
Title:	Managing Director

Address:	Schottegatweg Oost 44, Willemstad, Curaçao

Facsimile:	+ 599 9 732 2500

Attention:	Managing Director

With a copy to:

Address:	CME Development Corporation
52 Charles Street
London W1J 5EU

Facsimile:	+44 207 127 5801

Attention:	Legal Department

EXECUTED and DELIVERED as a DEED
for and on behalf of
CME MEDIA ENTERPRISES B.V.

By:	/s/ David Sturgeon

Name:	David Sturgeon
Title:	Managing Director

Address:	Dam 5B, 1012 JS Amsterdam, The Netherlands

Facsimile:	+312 042 31404

Attention:	Finance Officer

With a copy to:

Address:	CME Development Corporation
52 Charles Street
London W1J 5EU

Facsimile:	+44 207 127 5801

Attention:	Legal Department

The 2007 Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
BNY CORPORATE TRUSTEE SERVICES LIMITED

By:	/s/ Paul Cattermole

Name:	Paul Cattermole
Title:	Vice President

By:	/s/ Trevor Blewer

Name:	Trevor Blewer
Title:	Vice President

in the presence of:	/s/ Melissa Laidley	Melissa Laidley
Senior Associate

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 20 7964 2536

Attention:	Corporate Trust Services

EXECUTED and DELIVERED as a DEED
for and on behalf of
THE BANK OF NEW YORK MELLON

By:	/s/ Paul Cattermole

Name:	Paul Cattermole
Title:	Vice President

By:	/s/ Trevor Blewer

Name:	Trevor Blewer
Title:	Vice President

in the presence of:	/s/ Melissa Laidley	Melissa Laidley
Senior Associate

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 20 7964 2536

Attention:	Corporate Trust Services

The 2008 Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
THE BANK OF NEW YORK MELLON

By:	/s/ Paul Cattermole

Name:	Paul Cattermole
Title:	Vice President

By:	/s/ Trevor Blewer

Name:	Trevor Blewer
Title:	Vice President

in the presence of:	/s/ Melissa Laidley	Melissa Laidley
Senior Associate

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 20 7964 2536

Attention:	Corporate Trust Services

The 2009 Note Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
THE BANK OF NEW YORK MELLON

By:	/s/ Paul Cattermole

Name:	Paul Cattermole
Title:	Vice President

By:	/s/ Trevor Blewer

Name:	Trevor Blewer
Title:	Vice President

in the presence of:	/s/ Melissa Laidley	Melissa Laidley
Senior Associate

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 20 7964 2536

Attention:	Corporate Trust Services

The 2009 Security Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
THE LAW DEBENTURE TRUST CORPORATION p.l.c.

By:	/s/ Julian Mason Jebb

Name:	Julian Mason Jebb
Title:	Director

By:	/s/ Chris Burger

Name:	Chris Burger
Title:	Senior Trust Manager

Address:	Fifth floor
100 Wood Street
London EC2V 7EX

Facsimile:	+44 -20-7606-0643

Attention:	The Manager, Commercial Trusts

The 2010 Notes Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
CITIBANK, N.A., LONDON BRANCH

By:	/s/ Azmina Keshani

Name:	Azmina Keshani
Title:	Vice President

Address:	14th Floor
Citigroup Centre
Canada Square, Canary Wharf
London E14 5LB

Facsimile:	+44 20 7500 5877

Attention:	Agency & Trust

The 2010 Security Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
BNP PARIBAS TRUST CORPORATION UK LIMITED

By:	/s/ Helen Tricard

Name:	Helen Tricard
Title:	Head of Restructuring

in the presence of:	/s/ Maria Dawsan

Maria Dawsan

Address:	55 Moorgate, London, EC2R 6PA

Fax:	+44 20 7595 5078

Attention:	The Directors

The 2010 Agent

EXECUTED and DELIVERED as a DEED
for and on behalf of
BNP PARIBAS S.A.

By:	/s/ Assad Karkabi

Name:	Assad Karkabi
Title:	Senior Agency Officer

By:	/s/ Thierry Bonnel

Name:	Thierry Bonnel
Title:	Head of Agency

Address:	BNP PARIBAS - Agency - European Group
21, place du Marché Saint-Honoré,
75031 Paris
Cedex 01, France

Fax:	+ 33 1 42 98 43 17

Attention:	Alexandra Arhab/Assad Karkabi

The 2011 Trustee

EXECUTED and DELIVERED as a DEED
for and on behalf of
DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Deutsche Bank National Trust Company

/s/ Irina Golovashchuk

Name:	Irina Golovashchuk
Title:	Assistant Vice President

By:	Deutsche Bank National Trust Company

/s/ Jeffrey Schoenfield

Name:	Jeffrey Schoenfield
Title:	Associate

in the presence of:

Address:	Deutsche Bank Trust Company Americas
Trust & Securities Services
60 Wall Street, 27th Floor MS NYC60-2710
New York, New York 10005
U.S.A.

Facsimile:	+ 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.

with a copy to:

Address:	Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Trust & Securities Services
100 Plaza One, 6th Floor Mailstop JCY03-0699
Jersey City, New Jersey 07311
U.S.A.

Facsimile:	+ 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.

Schedule 1 to the Deed of Amendment

INTERCREDITOR AGREEMENT

between

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.
CME MEDIA ENTERPRISES B.V.
as Obligors

and

BNY CORPORATE TRUSTEE SERVICES LIMITED
THE BANK OF NEW YORK MELLON
(formerly THE BANK OF NEW YORK)
as 2007 Trustee

THE BANK OF NEW YORK MELLON
(formerly THE BANK OF NEW YORK)
as 2008 Trustee

and

THE BANK OF NEW YORK MELLON, ACTING THROUGH ITS LONDON BRANCH
as 2009 Note Trustee
THE LAW DEBENTURE TRUST CORPORATION p.l.c.
as 2009 Security Trustee

CITIBANK, N.A., LONDON BRANCH
as 2010 Notes Trustee
BNP PARIBAS TRUST CORPORATION UK LIMITED
as 2010 Security Trustee
and
BNP PARIBAS S.A.
as 2010 Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as 2011 Trustee

Dated 21 July 2006,
(as amended and restated
by a Deed of Amendment dated 16 May 2007,
by a Deed of Amendment dated 22 August 2007
by a Deed of Amendment dated 10 March 2008
by a Deed of Amendment dated 17 September 2009
by a Deed of Amendment dated 29 September 2009
by a Deed of Amendment dated 21 October 2010
and by a Deed of Amendment dated 18 February 2011)

INTERCREDITOR AGREEMENT

AGREEMENT entered into as a Deed and dated 21 July 2006 (and amended and restated on 16 May, 2007, on 22 August 2007, 10 March 2008, 17 September 2009, 29 September 2009 and as further amended and restated on 21 October 2010) between CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. (“CME N.V.”), CME MEDIA ENTERPRISES B.V. (“CME B.V.”) (the Company, CME N.V. and CME B.V. together, the “Obligors”), BNY CORPORATE TRUSTEE SERVICES LIMITED (in its capacity as Trustee under the 2007 Indenture), THE BANK OF NEW YORK MELLON (formerly THE BANK OF NEW YORK) (in its capacity as Security Trustee under the 2007 Indenture) (together, the “2007 Trustee”), THE BANK OF NEW YORK MELLON (formerly THE BANK OF NEW YORK) (in its capacity as Trustee and Security Trustee under the 2008 Indenture) (the “2008 Trustee”), THE BANK OF NEW YORK MELLON, acting through its London branch (in its capacity as Note Trustee under the 2009 Indenture), THE LAW DEBENTURE TRUST CORPORATION p.l.c. (in its capacity as Security Trustee under the 2009 Indenture) (together with the 2009 Note Trustee, where the context permits, the “2009 Trustee”), CITIBANK, N.A., LONDON BRANCH (in its capacity as Trustee under the 2010 Indenture), BNP PARIBAS TRUST CORPORATION UK LIMITED (in its capacity as joint Security Trustee in respect of both the 2010 Indenture and the 2010 RCF), BNP PARIBAS S.A. (in its capacity as the Agent under the 2010 RCF) (the “2010 Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (in its capacity as Trustee and Security Agent under the 2011 Indenture) (together, where the context permits, the “2011 Trustee”).

PREAMBLE

WHEREAS, pursuant to an Indenture dated 16 May 2007 (the “2007 Indenture”) among the Company, CME N.V., CME B.V., the 2007 Trustee, The Bank of New York Mellon (formerly The Bank of New York) as Transfer Agent and Principal Paying Agent, The Bank of New York Mellon (Luxembourg) S.A. as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent, the Company has created and issued the 2007 Notes in an aggregate principal amount of €150,000,000, subject to the terms and conditions set forth in the 2007 Indenture;

WHEREAS, pursuant to an Indenture dated 10 March 2008 (the “2008 Indenture”) between, amongst others, the Company, CME N.V., CME B.V., the 2008 Trustee, The Bank of New York Mellon (formerly The Bank of New York) as Transfer Agent, Principal Paying Agent and Conversion Agent, the Company has created and issued the 2008 Notes in an aggregate principal amount of $475,000,000, subject to the terms and conditions set forth in the 2008 Indenture;

WHEREAS, pursuant to an Indenture dated 17 September 2009 (the “2009 Indenture”) between, amongst others, the Company, CME N.V., CME B.V., the 2009 Note Trustee, the 2009 Security Trustee, The Bank of New York Mellon, acting through its London Branch as Transfer Agent and Principal Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Registrar, Transfer Agent and Paying Agent, the Company has created and issued the 2009 Notes in an aggregate principal amount of €440,000,000, subject to the terms and conditions set forth in the 2009 Indenture;

WHEREAS, pursuant to an Indenture dated 21 October 2010 (the “2010 Indenture”) between, amongst others, CET 21 spol. s r.o. (“CET 21”), the 2010 Notes Trustee, Citibank, N.A., London Branch as Transfer Agent and Paying Agent and Citigroup Global Markets Deutschland AG as Registrar, CET 21 has created and issued the 2010 Notes in an aggregate principal amount of €170,000,000, subject to the terms and conditions set forth in the 2010 Indenture;

WHEREAS, pursuant to a senior secured revolving credit facility dated 21 October 2010 (the “2010 RCF”) between, amongst others, CET 21, the 2010 Security Trustee, the 2010 Agent, the Original Lenders and the Arrangers (as such terms are defined therein), the lenders thereunder have agreed to make available to CET 21 revolving credit facility in aggregate amount of up to CZK1,500,000,000;

WHEREAS, pursuant to an Indenture dated 18 February 2011 (the “2011 Indenture”) between, amongst others, the Company, CME N.V., CME B.V. and Deutsche Bank Trust Company Americas as Trustee, Security Agent, Paying Agent, Conversion Agent, Transfer Agent and Registrar, the Company has created and issued the 2011 Notes in an aggregate principal amount of $206,252,000, subject to the terms and conditions set forth in the 2011 Indenture;

WHEREAS, the Obligors (1) have provided the 2007 Notes Security to the 2007 Trustee as security for the prompt payment when due of all amounts payable in respect of the 2007 Notes Debt; (2) have provided the 2008 Notes Security to the 2008 Trustee for the prompt payment when due of all amounts payable in respect of the 2008 Notes Debt; (3) have provided the 2009 Notes Security to the 2009 Security Trustee for the prompt payment when due of all amounts payable in respect of the 2009 Notes Debt; (4) have provided the 2010 Security to the 2010 Security Trustee for the prompt payment when due of all amounts payable in respect of the 2010 Debt; and (5) have provided or will provide the 2011 Security to the 2011 Trustee for the prompt payment when due of all amounts payable in respect of the 2011 Notes Debt; and

WHEREAS, the Parties wish to formalise the manner in which the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee, the 2010 Security Trustee and the 2011 Trustee will share in and enforce the Security on a pari passu basis.

NOW, THIS DEED WITNESSETH AND IT IS HEREBY AGREED as follows:

ARTICLE 1   -   DEFINITIONS

Section 1.01.	Definitions

Wherever used in this Agreement (including the Preamble), unless stated otherwise or the context otherwise requires, the terms defined in the Preamble have the respective meanings given to them therein and the following terms have the following meanings:

“2007 Notes”	means the outstanding debt securities issued under the 2007 Indenture.

“2007 Notes Creditor”	means each holder of the 2007 Notes and/or the 2007 Trustee (on its own behalf and as applicable on behalf of the holders of the 2007 Notes).

“2007 Notes Debt”	means all Liabilities of any Obligor to any 2007 Notes Creditor under or in connection with the 2007 Notes Finance Documents.

“2007 Notes Discharge
Date”
means the date on which the 2007 Trustee is satisfied that all of the 2007 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2007 Notes under the 2007 Indenture have been cancelled.

“2007 Notes Finance
Documents”	means the 2007 Indenture and the 2007 Notes Security Documents.

“2007 Notes Security”	means the “Collateral” as such term is defined in Section 11.1 of the 2007 Indenture.

“2007 Notes Security
Documents”
means the “Security Documents” as such term is defined in Section 11.1 of the 2007 Indenture, and includes (a) the pledge of shares in CME N.V. granted on 16 May 2007 by the Company in favour of the 2007 Trustee; (b) the pledge of shares in CME B.V. granted on 16 May 2007 by CME N.V. in favour of the 2007 Trustee; and (c) the security assignment dated 16 May 2007 between the Company, CME B.V. and the 2007 Trustee and relating to the rights, interests and benefits under the Framework Agreement dated 13 December, 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd.

“2007 Trustee”
means BNY Corporate Trustee Services Limited as Trustee under the 2007 Indenture and where relevant The Bank of New York Mellon (formerly The Bank of New York) as Security Trustee under the 2007 Indenture.

“2008 Notes”	means the outstanding convertible debt securities issued under the 2008 Indenture.

“2008 Notes Creditor”	means each holder of the 2008 Notes and/or the 2008 Trustee (on its own behalf and as applicable on behalf of the holders of the 2008 Notes).

“2008 Notes Debt”	means all Liabilities of any Obligor to any 2008 Notes Creditor under or in connection with the 2008 Notes Finance Documents.

“2008 Notes Discharge
Date”
means the date on which the 2008 Trustee is satisfied that all of the 2008 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2008 Notes under the 2008 Indenture have been cancelled.

“2008 Notes Finance
Documents”	means the 2008 Indenture and the 2008 Notes Security Documents.

“2008 Notes Security”	means the “Collateral” as such term is defined in Section 12.01 of the 2008 Indenture.

“2008 Notes Security
Documents”
means the “Security Agreements” as such term is defined in Section 12.01 of the 2008 Indenture, and includes (a) the pledge of shares in CME N.V. granted on 10 March 2008 by the Company in favour of the 2008 Trustee; (b) the pledge of shares in CME B.V. granted on 10 March 2008 by CME N.V. in favour of the 2008 Trustee; and (c) the security assignment dated 10 March 2008 between the Company, CME B.V. and the 2008 Trustee and relating to the rights, interests and benefits under the Framework Agreement dated 13 December, 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd.

“2008 Trustee”	means The Bank of New York Mellon (formerly The Bank of New York) as Trustee under the 2008 Indenture and where relevant as Security Trustee under the 2008 Indenture.

“2009 Notes”	means the outstanding debt securities issued under the 2009 Indenture.

“2009 Notes Creditor”
means each holder of the 2009 Notes and/or the 2009 Note Trustee (on its own behalf and as applicable on behalf of the holders of the 2009 Notes) and/or the 2009 Security Trustee (on its own behalf and as applicable on behalf of the holders of the 2009 Notes).

“2009 Notes Debt”	means all Liabilities of any Obligor to any 2009 Notes Creditor under or in connection with the 2009 Notes Finance Documents.

“2009 Notes Discharge
Date”
means the date on which the 2009 Security Trustee (acting on instructions of the 2009 Note Trustee) is satisfied that all of the 2009 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2009 Notes under the 2009 Indenture have been cancelled.

“2009 Notes Finance
Documents”	means the 2009 Indenture and the 2009 Notes Security Documents.

“2009 Notes Security”	means the “Collateral” as such term is defined in Section 1.1 of the 2009 Indenture.

“2009 Notes Security
Documents”
means the “Security Documents” as such term is defined in Section 11.1 of the 2009 Indenture, and includes (a) the pledge of shares in CME N.V. granted on 17 September 2009 by the Company in favour of the 2009 Security Trustee; (b) the pledge of shares in CME B.V. granted on 17 September 2009 by CME N.V. in favour of the 2009 Security Trustee; and (c) the security assignment dated 17 September 2009 between the Company, CME B.V. and the 2009 Security Trustee and relating to the rights, interests and benefits under the Framework Agreement dated 13 December, 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd.

“2009 Security Trustee”	means The Law Debenture Trust Corporation p.l.c. as Security Trustee under the 2009 Indenture.

“2009 Trustee”	means The Bank of New York Mellon, acting through its London branch as Note Trustee under the 2009 Indenture.

“2010 Agent”	means BNP Paribas S.A. as Agent under the 2010 RCF.

“2010 Debt”	means the 2010 Notes Debt and the 2010 RCF Debt.

“2010 Finance Documents”	means the 2010 Notes Finance Documents and the 2010 RCF Finance Documents.

“2010 Notes”	means the outstanding debt securities issued under the 2010 Indenture.

“2010 Notes Creditor”	means each holder of the 2010 Notes and/or the 2010 Note Trustee (on its own behalf and as applicable on behalf of the holders of the 2010 Notes).

“2010 Notes Debt”	means all Liabilities of CET 21 to any 2010 Notes Creditor under or in connection with the 2010 Notes Finance Documents.

“2010 Notes Discharge
Date”
means the date on which the 2010 Security Trustee (acting on the instructions of the 2010 Notes Trustee) is satisfied that all of the 2010 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of CET 21 to create and issue further 2010 Notes under the 2010 Indenture have been cancelled.

“2010 Notes Finance
Documents”	means the 2010 Indenture and the 2010 Security Documents.

“2010 Notes Trustee”	means Citibank, N.A., London Branch as Trustee under the 2010 Indenture.

“2010 RCF Creditor”	means each Finance Party as defined in the 2010 RCF.

“2010 RCF Debt”	means all Liabilities of CET 21 to any 2010 RCF Creditor under or in connection with the 2010 RCF Finance Documents.

“2010 RCF Discharge
Date”
means the date on which the 2010 Security Trustee (acting on the instructions of the 2010 Agent) is satisfied that all of the 2010 RCF Debt has been irrevocably and unconditionally paid and discharged and all rights of CET 21 to borrow further amounts under the 2010 RCF have been cancelled.

“2010 RCF Finance
Documents”	means the 2010 RCF and the 2010 Security Documents.

“2010 Security”	means the security created pursuant to the 2010 Security Documents.

“2010 Security
Documents”
means the (a) the pledge of shares in CME N.V. granted on 21 October 2010 by the Company in favour of the 2010 Security Trustee; and (b) the pledge of shares in CME B.V. granted on 21 October 2010 by CME N.V. in favour of the 2010 Security Trustee.

“2010 Security Trustee”	means BNP Paribas Trust Corporation UK Limited as joint Security Trustee in respect of the 2010 Indenture and the 2010 RCF.

“2011 Notes”	means the outstanding debt securities issued under the 2011 Indenture.

“2011 Notes Creditor”	means each holder of the 2011 Notes and/or the 2011 Trustee (acting as trustee and security agent for its own behalf and as applicable on behalf of the holders of the 2011 Notes).

“2011 Notes Debt”	means all Liabilities of any Obligor to any 2011 Notes Creditor under or in connection with the 2011 Notes Finance Documents.

“2011 Notes Discharge
Date”
means the date on which the 2011 Trustee, as trustee, is satisfied that all of the 2011 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2011 Notes under the 2011 Indenture have been cancelled.

“2011 Notes Finance
Documents”	means the 2011 Indenture and the 2011 Notes Security Documents.

“2011 Notes Security”	means the “Collateral” as such term is defined in Section 12.01 of the 2011 Indenture.

“2011 Notes Security
Documents”
means the “Share Pledges” as such term is defined in Section 12.01 of the 2011 Indenture, and includes (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of the 2011 Trustee; and (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of the 2011 Trustee.

“2011 Trustee”	means Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee under the 2011 Indenture and where relevant as Security Agent under the 2011 Indenture.

“Amount Outstanding”
means the aggregate of the Liabilities at any time and from time to time owing and unpaid by any of the Obligors in respect of the 2007 Notes Debt, the 2008 Notes Debt, the 2009 Notes Debt, the 2010 Debt and the 2011 Notes Debt.

“CZK”	means the lawful currency of the Czech Republic.

“Distribution Moneys”	means any moneys received by any of the Secured Parties or any person acting on behalf, or on the instructions, of any of them from the enforcement of the Security or any part thereof.

“Enforcement Notice”	shall have the meaning ascribed to it in Section 3.04(f).

“Euro” or “€”
means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union and the Treaty of Amsterdam.

“Finance Document”	means each of the 2007 Notes Finance Documents, the 2008 Notes Finance Documents, the 2009 Notes Finance Documents, the 2010 Finance Documents, the 2011 Notes Finance Documents and this Agreement.

“Foreign Exchange Event”
means the unavailability of foreign exchange, or any prohibition or restriction imposed as a result of a moratorium or debt rescheduling by the central bank or any other governmental agency or authority within any relevant jurisdiction where the payment of any Amount Outstanding shall be made or where any Distribution Moneys are recovered.

“Liability”
means, in relation to any Finance Document, any present or future liability (actual or contingent) which is or may be payable or owing under or in connection with that Finance Document, whether or not matured or liquidated, including (without limitation) in respect of principal, interest, default interest, commission, charges, fees, expenses, indemnities and other amounts provided for therein.

“Party”
means any Obligor, the 2007 Trustee, the 2008 Trustee, the 2009 Trustee, the 2010 Security Trustee, the 2010 Notes Trustee, the 2010 Agent, the 2011 Security Agent or the 2011 Trustee as the context requires.

“Prior Party”
means, (i) in relation to the 2008 Trustee: the 2007 Trustee; (ii) in relation to the 2009 Trustee: the 2007 Trustee, and/or the 2008 Trustee; (iii) in relation to the 2010 Security Trustee: the 2007 Trustee, the 2008 Trustee, and/or the 2009 Trustee; and (iv) in relation to the 2011 Trustee: the 2007 Trustee, the 2008 Trustee, the 2009 Trustee and/or the 2010 Security Trustee.

“Secured Parties”	means the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee, the 2010 Security Trustee and the 2011 Trustee.

“Security”	means the 2007 Notes Security, the 2008 Notes Security, the 2009 Notes Security, the 2010 Security and the 2011 Notes Security.

“Security Documents”	means the 2007 Notes Security Documents, the 2008 Notes Security Documents, the 2009 Notes Security Documents, the 2010 Security Documents and the 2011 Notes Security Documents.

“Subsequent Party”
means, (i) in relation to the 2007 Trustee: the 2008 Trustee, the 2009 Trustee, the 2010 Security Trustee and the 2011 Trustee; (ii) in relation to the 2008 Trustee: the 2009 Trustee, the 2010 Security Trustee and the 2011 Trustee; (iii) in relation to the 2009 Trustee: the 2010 Security Trustee and the 2011 Trustee; and (iv) in relation to the 2010 Security Trustee: the 2011 Trustee.

“USD” or “$”	means the lawful currency of the United States of America.

Section 1.02.	Interpretation

(a)
In this Agreement, unless the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting persons include corporations, partnerships and other legal persons and references to a person include its successors and permitted assigns.

(b)	In this Agreement, a reference to a specified Article or Section shall be construed as a reference to that specified Article or Section of this Agreement.

(c)	In this Agreement, a reference to an agreement shall be construed as a reference to such agreement as it may be amended, varied, supplemented, novated or assigned from time to time.

(d)	In this Agreement, the headings and the Table of Contents are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 1.03.	Effect as a Deed

This Agreement is intended to take effect as a Deed.

ARTICLE 2   -   CONSENT AND ACKNOWLEDGEMENT

Section 2.01.	Consent and Acknowledgement

(a)
The 2007 Trustee hereby acknowledges the creation and existence of the 2008 Notes Security, the 2009 Notes Security, the 2010 Security and the 2011 Notes Security on a pari passu basis with the 2007 Notes Security in right and priority of payment, without any preference between themselves.

(b)
The 2008 Trustee hereby acknowledges the creation and existence of the 2007 Notes Security, the 2009 Notes Security, the 2010 Security and the 2011 Notes Security on a pari passu basis with the 2008 Notes Security in right and priority of payment, without any preference between themselves.

(c)
The 2009 Trustee hereby acknowledges the creation and existence of the 2007 Notes Security, the 2008 Notes Security, the 2010 Security and the 2011 Notes Security on a pari passu basis with the 2009 Notes Security in right and priority of payment, without any preference between themselves.

(d)
Each of the 2010 Security Trustee, the 2010 Notes Trustee and the 2010 Agent hereby acknowledges the creation and existence of the 2007 Notes Security, the 2008 Notes Security, the 2009 Notes Security and the 2011 Notes Security on a pari passu basis with the 2010 Security in right and priority of payment, without any preference between themselves.

(e)
The 2011 Trustee hereby acknowledges the creation and existence of the 2007 Notes Security, the 2008 Notes Security, the 2009 Notes Security and the 2010 Security on a pari passu basis with the 2011 Notes Security in right and priority of payment, without any preference between themselves.

(f)
The Obligors hereby agree to the terms of this Agreement and undertake with the Secured Parties to observe the provisions hereof and not to do or omit to do anything which may prejudice or adversely affect the enforcement of such provisions.

ARTICLE 3   -   SHARING AND ENFORCEMENT

Section 3.01.	Application of Distribution Moneys

(a)
Unless and until the whole of the Amount Outstanding has been paid in full, all Distribution Moneys shall, as between the 2007 Trustee, the 2008 Trustee, the 2009 Trustee, the 2010 Security Trustee and the 2011 Trustee, be applied and divided as follows:

(1)
first, pro rata in paying all proper costs, charges and expenses incurred by the Secured Parties in the enforcement of the Security or any part thereof or otherwise in collecting Distribution Moneys, which will be pro rata to the Amount Outstanding under the 2007 Notes Debt, the 2008 Notes Debt, the 2009 Notes Debt, the 2010 Debt and the 2011 Notes Debt respectively;

(2)
next, pro rata in paying to each of the Secured Parties the part of the Amount Outstanding which is due and payable to it in respect of the 2007 Notes Debt, the 2008 Notes Debt, the 2009 Notes Debt, the 2010 Debt and the 2011 Notes Debt respectively, and, if applicable, in accordance with Section 3.01(b); and

(3)	last, in paying the surplus (if any) to the person or persons entitled thereto.

(b)
If the Distribution Moneys are or may be insufficient to pay in full all amounts due under Section 3.01(a)(1) or 3.01(a)(2), as the case may be, then the Distribution Moneys shall be apportioned for payment under Section 3.01(a)(1) or 3.01(a)(2), as the case may be, ratably and without preference or priority between the Secured Parties in the proportions that the part of the Amount Outstanding which is due in respect of, respectively, the 2007 Notes Debt, the 2008 Notes Debt, the 2009 Notes Debt, the 2010 Debt and the 2011 Notes Debt at the date of such payment bears to the whole of the Amount Outstanding at such date.  Pending such payment, such Distribution Moneys shall be held in a segregated interest-bearing deposit account, and interest thereon shall form part of the Distribution Moneys for payment under Section 3.01(a)(1) or 3.01(a)(2).

(c)
Notwithstanding any other provision of this Agreement, during the existence of a Foreign Exchange Event, none of the Secured Parties shall be required to share with the others any Distribution Moneys in a currency other than the local currency of the jurisdiction of such recovery (in this Section 3.01(c) referred to as the “Local Currency”) or proceeds of any Distribution Moneys which it recovers pro rata in accordance with Section 3.01(a) and 3.01(b) in any currency other than the Local Currency.

Section 3.02.	Notional Conversion of Amounts

For the purposes of determining the respective entitlements of the Secured Parties between themselves at any time or from time to time to any Distribution Moneys, the Secured Parties shall use Euro as the currency of reference.  Any amounts expressed in currencies other than Euro shall be notionally converted into Euro at the effective rate of exchange for buying Euro on the date of such payment as notified by the European Central Bank.  If, in the case of any particular currency, there is no such effective rate of exchange on such date, any amount expressed in that currency shall be notionally converted into Euro at such rate of exchange as may be reasonably determined by the 2007 Trustee (in respect of the 2007 Notes Debt), the 2008 Trustee (in respect of the 2008 Notes Debt), the 2009 Note Trustee (in respect of the 2009 Notes Debt), the 2010 Note Trustee (in respect of the 2010 Notes Debt), the 2010 Agent (in respect of the 2010 RCF Debt) and the 2011 Trustee (in respect of the 2011 Notes Debt) on the basis of the most recent information provided by the International Monetary Fund.

Section 3.03.	Trust

In the event that any of the Secured Parties receives any Distribution Moneys in excess of their respective entitlement under this Article, such Secured Party shall promptly notify the remaining Secured Parties and hold any such excess moneys in trust for the remaining Secured Parties, to whom it shall account therefor as soon as the respective entitlement of each of the Secured Parties has been established pursuant to the provisions of this Agreement.

Section 3.04.	Enforcement of Security

(a)	The 2007 Trustee shall be obliged to notify the 2008 Trustee, the 2009 Trustee, the 2010 Security Trustee and the 2011 Trustee promptly:

(i)	in the event that the 2007 Trustee becomes aware that the 2007 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2007 Notes Debt have become immediately due and payable under Section 6.2 of the 2007 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2007 Notes Debt.

(b)	The 2008 Trustee shall be obliged to notify the 2007 Trustee, the 2009 Trustee, the 2010 Security Trustee and the 2011 Trustee promptly:

(i)	in the event that the 2008 Trustee becomes aware that the 2008 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2008 Notes Debt have become immediately due and payable under Section 6.02 of the 2008 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2008 Notes Debt.

(c)	The 2009 Security Trustee (acting on instructions of the 2009 Note Trustee) shall be obliged to notify the 2007 Trustee, the 2008 Trustee, the 2010 Security Trustee and the 2011 Trustee promptly:

(i)	in the event that the 2009 Trustee becomes aware that the 2009 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2009 Notes Debt have become immediately due and payable under Section 6.2 of the 2009 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2009 Notes Debt.

(d)
The 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee and/or the 2010 Agent, as the case may be) shall be obliged to notify the 2007 Trustee, the 2008 Trustee, the 2009 Trustee and the 2011 Trustee promptly:

(i)	in the event that the 2010 Security Trustee becomes aware that the 2010 Security has become enforceable;

(ii)
in the event that amounts outstanding in respect of the 2010 RCF Debt have become immediately due and payable under Clause 23.19 of the 2010 RCF and amounts outstanding in respect of the 2010 Notes Debt have become immediately due and payable under Section 6.2 of the 2010 Indenture; and

(iii)	upon the 2010 Notes Trustee first making demand with respect to all or any part of the 2010 Notes Debt and/or the 2010 Agent first making a demand with respect to all or any part of the 2010 RCF Debt.

(e)	The 2011 Trustee shall be obliged to notify the 2007 Trustee, the 2008 Trustee, the 2009 Trustee and the 2010 Security Trustee promptly:

(i)	in the event that the 2011 Trustee becomes aware that the 2011 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2011 Notes Debt have become immediately due and payable under Section 6.02 of the 2011 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2011 Notes Debt.

(f)
If any of the Security becomes enforceable, the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee (acting on instructions of the 2009 Note Trustee), the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee and/or the 2010 Agent, as the case may be) and the 2011 Trustee may (but shall not be obliged to) consult with the other Secured Parties and endeavour to agree a course of action under the Finance Documents.  Notwithstanding the foregoing, at any time that any of the Security has become enforceable, the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee (acting on instructions of the 2009 Note Trustee), the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee and/or the 2010 Agent, as the case may be) and the 2011 Trustee may, by notice to the other Secured Parties (an “Enforcement Notice”), request a joint enforcement of the Security in accordance with paragraph (g).

(g)	For the avoidance of doubt:

(i)
if a Party shall have served an Enforcement Notice on its Subsequent Parties, such Subsequent Parties (and in the context of the 2010 Debt, the 2010 Agent and the 2010 Note Trustee (as applicable)) shall declare such amount of the Amount Outstanding owed to such Subsequent Parties (and in the context of the 2010 Debt, the 2010 Agent and the 2010 Note Trustee (as applicable)) to be immediately due and payable, and such Subsequent Parties shall co-operate with the Party that has served the Enforcement Notice to enforce all relevant Security on a pari passu basis and in accordance with the provisions of, sub-paragraphs (i)-(iii) of 3.04(h) below; and

(ii)
if a Party shall have served an Enforcement Notice on its Prior Parties, such Prior Parties may declare such amount of the Amount Outstanding owing to such Prior Parties to be immediately due and payable and co-operate with the Party that has served the Enforcement Notice, but shall not be required to do so, and (A) if any such Prior Parties elect to so cooperate, then the co-operating parties shall enforce all relevant Security on a pari passu basis and in accordance with the provisions of sub-paragraphs (i)-(iii) of 3.04(h) below, and (B) if all such Prior Parties elect not to cooperate and not to enforce, then the Party that has served the Enforcement Notice may enforce independently, as contemplated by the provisions of 3.04(i) below.

(h)
If an Enforcement Notice is served by the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee (acting on instructions of the 2009 Note Trustee), the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee and/or the 2010 Agent, as the case may be) and/or the 2011 Trustee then the Secured Parties (and in the context of the 2010 Debt, the 2010 Agent and the 2010 Note Trustee (as applicable)) shall (to the extent not already so due and payable) declare all amounts of the 2007 Notes Debt, the 2008 Notes Debt, the 2009 Notes Debt, the 2010 Debt and the 2011 Notes Debt, respectively, to be immediately due and payable under Section 6.2 of the 2007 Indenture, Section 6.02 of the 2008 Indenture, Section 6.2 of the 2009 Indenture, Section 6.2 of the 2010 Indenture, Clause 23.19 of the 2010 RCF or Section 6.02 of the 2011 Indenture and shall co-operate with each other to enforce the Security on a pari passu basis and in accordance with the following provisions:

(i)	the 2007 Notes Security, the 2008 Notes Security, the 2009 Notes Security, the 2010 Security and the 2011 Notes Security shall be enforced jointly and, so far as practicable, by the same method;

(ii)	such enforcement will be effected with the aim of maximising recoveries with the objective of achieving an expeditious realisation of assets subject to the Security; and

(iii)
in the case of the exercise of a power of sale in accordance with the Security Documents, each of the Secured Parties shall execute such release or other necessary document so as to permit a good title free from any Security to be passed to the purchasers.

(i)
For the avoidance of doubt, neither the 2007 Trustee, the 2008 Trustee, the 2009 Security Trustee (acting on instructions of the 2009 Note Trustee), the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee and/or the 2010 Agent, as the case may be) nor the 2011 Trustee shall be prevented from separately commencing enforcement action under the 2007 Notes Security, the 2008 Notes Security, the 2009 Notes Security, the 2010 Security or the 2011 Notes Security (as applicable), at any time prior to an Enforcement Notice having been served by the other Secured Parties, provided that, such Secured Party seeking to enforce its Security has delivered an Enforcement Notice on the other Secured Parties prior to commencing such action.

(j)
Each of the Secured Parties shall keep the other Secured Parties informed of any proceedings to enforce the Security or any part thereof, any other proceedings against the Company and any other material matters which may affect the operation of this Agreement.

(k)
In each case in the absence of manifest error: (i) the global note representing the 2007 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2007 Notes Debt from time to time; (ii) the global note representing the 2008 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2008 Notes Debt from time to time; (iii) the global note representing the 2009 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2009 Notes Debt from time to time; (iv) the global note representing the 2010 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2010 Notes Debt from time to time; (v) entries made in the account maintained by the 2010 Agent shall be conclusive evidence of the principal amount outstanding of the 2010 RCF Debt from time to time; and (vi) the global note representing the 2011 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2011 Notes Debt from time to time.

ARTICLE 4   -   MISCELLANEOUS

Section 4.01.	Term of Agreement

This Agreement shall continue in force until the latest of the occurrence of any of the 2007 Notes Discharge Date, the 2008 Notes Discharge Date, the 2009 Notes Discharge Date, the 2010 Notes Discharge Date, the 2010 RCF Discharge Date and the 2011 Notes Discharge Date.

Section 4.02.	Entire Agreement; Amendment and Waiver

This Agreement and the documents referred to herein constitute the entire obligation of the Parties with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction.  Any amendment to this Agreement (including, without limitation, this Section 4.02) shall be in writing, signed by all Parties.

Section 4.03.	Notices

Any notice or other communication to be given or made under this Agreement to any Party shall be in writing.  Except as otherwise provided in this Agreement, such notice or other communication shall be deemed to have been duly given or made when it is delivered by hand, courier or facsimile transmission to the Party to which it is required or permitted to be given or made at such Party’s address specified below its signature to this Agreement or at such other address as such Party designates by notice to the Party giving or making such notice or other communication.

Section 4.04.	Governing Law and Arbitration

(a)	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England.

(b)
Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force.  There shall be one arbitrator and the appointing authority shall be the London Court of International Arbitration.  The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral proceedings.  The Parties hereby waive any rights under the Arbitration Act 1996 or otherwise to appeal any arbitration award to, or to seek determination of a preliminary point of law by, the courts of England.

Section 4.05.	Successors and Assigns; Third Party Rights

(a)
This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that none of the 2007 Trustee, the 2008 Trustee, the 2009 Trustee, the 2010 Notes Trustee, the 2010 Agent, the 2010 Security Trustee or the 2011 Trustee shall assign or transfer any interest it has under this Agreement or the Security unless the assignee or transferee undertakes to be bound by the provisions of this Agreement.

(b)
For the avoidance of doubt, the Obligors shall not have any rights under this Agreement, the provisions of which are only for the benefit of the 2007 Trustee, the 2008 Trustee, the 2009 Trustee, the 2010 Notes Trustee, the 2010 Agent, the 2010 Security Trustee (as applicable) or the 2011 Trustee (as applicable).

(c)
Except as provided in this Section 4.05, none of the terms of this Agreement are intended to be enforceable by any third party. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

Section 4.06.	Counterparts

This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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